June 30

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2022 (October 27, 2022)

ARCBEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

8401 McClure Drive

Fort Smith, Arkansas 72916

(479) 785-6000

(Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	ARCB	Nasdaq

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

ITEM 5.03 – AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On October 27, 2022, the Board of Directors (the “Board”) of ArcBest Corporation, a Delaware corporation (the “Company”), approved and adopted the Sixth Amended and Restated Bylaws (as amended and restated, the “Bylaws”) to (i) clarify and update certain corporate procedures, (ii) update certain provisions and eliminate redundancies and (iii) make various technical and conforming changes. The Bylaws became effective immediately upon adoption and include, among other things, the following changes (the “Bylaws Amendments”):

•	updating the advance notice requirements for director nominations and stockholder proposals;
•	clarifying and further enhancing procedural mechanics in connection with stockholder nominations of directors, including by: (i) requiring a stockholder delivering a nomination notice pursuant to the advance notice provisions of the Bylaws to fully comply with Rule 14a-19 (the “Universal Proxy Card Rules”) under the Securities Exchange Act of 1934, as amended, (ii) providing that the nominating stockholder’s nominees will be disregarded by the Company if such nominating stockholder fails to comply with the Universal Proxy Card Rules and (iii) addressing the color of proxy cards reserved for use by the Company;
•	generally updating the language for electronic communications, electronic notice and other technological updates;
•	reflecting updates to requirements about stockholder lists at stockholder meetings, consistent with recent amendments to the Delaware General Corporation Law; and
•	providing that the federal district court of Delaware is the sole and exclusive forum for the resolution of any complaint arising under the Securities Act of 1933, as amended.

The complete text of the Bylaws is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The description of the Bylaws Amendments herein does not purport to be complete and is qualified in its entirety by Exhibit 3.1.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description of Exhibit

3.1	Sixth Amended and Restated Bylaws of ArcBest Corporation, dated as of October 27, 2022.
104	Cover Page Interactive Data File – The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCBEST CORPORATION

(Registrant)

Date:	November 2, 2022	/s/ Michael R. Johns
Michael R. Johns
Vice President – General Counsel
and Corporate Secretary